                                                                  EXHIBIT 10.20

                             JOINT VENTURE AGREEMENT

                  JOINT VENTURE AGREEMENT dated as of October 15, 1999 (this "AGREEMENT"), among WAVEXPRESS, INC., a Delaware corporation (the "COMPANY"), SARNOFF CORPORATION, a New Jersey corporation ("SARNOFF"), and WAVE SYSTEMS CORP., a Delaware corporation ("WAVE").

         The parties hereby agree as follows:

ARTICLE I

                          DEFINITIONS AND CONSTRUCTION

SECTION 1.01. CERTAIN DEFINITIONS, As used in this Agreement, the following terms shall have the meanings specified below:

         "AFFILIATE" shall mean, when used with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified.

         "APPROVAL" shall mean any consent, approval, license, permit or authorization.

          "BURDENSOME CONDITION" shall mean any action taken, or credibly threatened, by any Governmental Authority or other Person to investigate or challenge the legality of the Transactions under any Federal or state Law or that would otherwise deprive any party of any material benefit of any Operative Agreement, which action may include (i) any governmental investigation (formal or informal), (ii) the institution of Litigation or the threat thereof, (iii) an order by a Governmental Authority of competent jurisdiction preventing consummation of the Transactions or placing any material conditions or limitations upon such consummation or (iv) the issuance of any subpoena, civil investigative demand or other request for documents or information that is unreasonably burdensome.

         "BUSINESS PLAN" shall mean the Business Plan of the Company from time to time in effect.

         "BUSINESS DAY" shall mean any day other than a day which is (i) a Saturday or Sunday or (ii) any other day on which commercial banks in New York, New York are authorized or required to remain closed.

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                                      -2-

         "CERTIFICATE OF DESIGNATIONS" shall mean the certificate of designations with respect to the Series A Preferred Stock of the Company in the form of EXHIBIT A hereto.

         "CLOSING" shall mean the closing of the purchase and sale of the Sarnoff Shares.

         "CLOSING DATE" shall mean the date on which the Closing shall occur.

         "COMMON STOCK" shall mean the Common Stock, par value $0.0001 per share, of the Company.

         "CONTRACT" shall mean any contract, indenture, mortgage, lease, deed, commitment, agreement, arrangement or legally binding understanding.

         As used in this Agreement, "CONTROL" (including, with its correlative meanings, "CONTROLLED BY" and "UNDER COMMON CONTROL WITH") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

         "CONVERTIBLE NOTE" shall mean the Unsecured Convertible Term Note to be dated the Closing Date made by the Company payable to the order of Wave substantially in the form of EXHIBIT G hereto.

         "DEMANDING PARTY" shall mean a Person who is exercising a right under
Section 7.01(a) to demand registration of all or any portion of such Person's Registration Shares.

         "DOLLARS" or "$" shall mean lawful money of the United States of America.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934.

         "GAAP" shall mean United States generally accepted accounting principles.

         "GOVERNMENTAL APPROVAL" shall mean any Approval of, or declaration or filing with, any Governmental Authority.

         "GOVERNMENTAL AUTHORITY" shall mean any court, administrative agency or commission or other governmental agency or instrumentality, domestic or foreign, or any arbitrator, of competent jurisdiction.

         "HOLDER" shall mean (i) any Sarnoff Securityholder SO LONG AS such Sarnoff Securityholder is the registered holder of at least 100,000 shares of Sarnoff Securities and (ii) any Wave Securityholder SO LONG AS such Wave Securityholder is the registered holder of at least 100,000 shares of Wave Securities. The number of shares referred to in this definition shall be adjusted proportionately in order to give effect to any stock dividends, splits, reverse splits, combinations or recapitalizations after the Closing Date.

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                                      -3-

         "INITIAL PUBLIC OFFERING" shall mean the initial underwritten public offering by the Company of Common Stock pursuant to an effective registration statement under the Securities Act.

         "INITIAL SHARES" shall mean the Sarnoff Shares and the Wave Shares.

         "INJUNCTION" shall mean any preliminary, temporary, interim or final injunction, temporary restraining order or other legal prohibition.

         "INTELLECTUAL PROPERTY" shall mean patents, patent applications, patent rights, trademarks, trademark registrations, trademark applications, service marks, business marks, trade names, brand names, all other names and slogans embodying business or product goodwill (or both), copyright registrations, copyrights (including those in computer programs, software, including all source code and object code, development documentation, programming tools, drawings, specifications and data), trade secrets, know-how, mask works, industrial designs, formulas, processes and technical information, including confidential and proprietary information, and any rights under licenses to any of the foregoing, whether or not subject to statutory registration or protection.

         "ISSUE" shall mean issue and sell.

         "JUDGMENT" shall mean any judgment, order, decree or arbitral award.

         "LAW" shall mean any statute, law, ordinance, rule or regulation.

         "LICENSED INTELLECTUAL PROPERTY" shall mean all Intellectual Property licensed to the Company pursuant to the Sarnoff License or the Wave Licenses, as the case may be.

         "LIEN" shall mean, with respect to any asset, (i) any mortgage, deed of trust, lien, pledge, charge, security interest, easement, covenant, right of way, restriction, equity or encumbrance of any nature whatsoever in or on such asset, (ii) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset and
(iii) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

         "LITIGATION" shall mean any written claim, action, lawsuit, arbitration or proceeding.

         Any reference to any fact, event, change or effect being "MATERIAL" with respect to any party shall mean an event, change or effect that is or, insofar an can reasonably be foreseen, will be material to the business, properties, assets, liabilities, financial condition or results of operations of such party and its Subsidiaries taken as a whole.

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                                      -4-

         "METERED SERVICE" shall mean a service which provides for identifying and quantifying the usage of specific content by an end user, after the content has been transmitted and stored on a user device, and the billing for such usage.

         "OPERATIVE AGREEMENTS" shall mean this Agreement, the Stockholder Agreement, the Sarnoff License, the Sarnoff Development Agreement, the Wave Licenses, the Wave Development Agreement, the Convertible Note and the Wave Warrant and all other documents, instruments and agreements now or hereafter entered into and designated by Sarnoff and Wave as an "Operative Agreement".

         "NASDAQ" shall mean the National Association of Securities Dealers automated quotation system.

         "PARTICIPATING HOLDER" shall mean any Holder whose Registration Shares have been included in a registration pursuant to Section 7.01 or 7.02.

         "PARTY" shall mean any party hereto.

         "PERMIT" shall mean any permit, license, franchise or authorization.

         "PERSON" shall mean any individual, firm, corporation, partnership, trust, joint venture, Governmental Authority or other entity, and shall include any successor (by merger or otherwise) of such entity.

         "PUBLIC SALE" shall mean any sale of Common Stock to the public pursuant to a public offering registered under the Securities Act or to the public through a broker or market-maker pursuant to the provisions of Rule 144 (or any successor rule) adopted under the Securities Act of 1933.

         "REGISTRATION SHARES" shall mean (i) all Shares issued to or subsequently acquired by a Sarnoff Securityholder, a Wave Securityholder or Sarnoff Common Stock Purchaser and (ii) all securities issued or issuable in respect thereof by way of stock dividend, stock split or reclassification or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

         "SARNOFF DEVELOPMENT AGREEMENT" shall mean the Development Agreement to be dated as of the Closing Date between the Company and Sarnoff substantially in the form of EXHIBIT D hereto.

         "SARNOFF LICENSE" shall mean the Technology and Patent License Agreement to be dated as of the Closing Date between the Company and Sarnoff substantially in the form of EXHIBIT C hereto.

         "SARNOFF SHARES" shall mean the 1,160,000 shares of Common Stock and the 2,840,000 shares of Series A Preferred Stock, Issued by the Company to Sarnoff on the Closing Date.

         "SARNOFF SECURITIES" shall mean (a) the Sarnoff Shares, (b) all shares of Common Stock issued or issuable upon conversion of such shares, (c) all shares of

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                                      -5-

Common Stock purchased or otherwise acquired from time to time by Sarnoff, (d) the shares of Common Stock acquired by the Sarnoff Common Stock Purchasers as contemplated by Section 2.03(c), and (e) all shares of the Company's capital stock issued with respect to such shares by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock. Sarnoff Securities will continue to be Sarnoff Securities in the hands of any holder and each transferee thereof will succeed to the rights and obligations of a holder of Sarnoff Securities hereunder, PROVIDED that Sarnoff Securities will cease to be Sarnoff Securities when transferred (i) to the Company or its Subsidiaries, (ii) to any Wave Securityholder, or (iii) pursuant to a Public Sale.

         "SARNOFF SECURITYHOLDER" shall mean (a) Sarnoff for so long as Sarnoff holds Shares and any other Person to whom Sarnoff transfers Sarnoff Securities for so long as such Person holds such Shares, and (b) and any Sarnoff Common Stock Purchaser for so long as such Sarnoff Common Stock Purchaser holds Common Stock and any Person to whom such Sarnoff Common Stock Purchaser transfers Sarnoff Securities for as long as such Person holds such shares.

         "SEC" shall mean the Securities and Exchange Commission or any successor commission or agency having similar powers.

         "SERIES A PREFERRED STOCK" shall mean the Series A Preferred Stock, par value $0.0001 per share, of the Company.

         "SECURITIES ACT" shall mean the Securities Act of 1933.

         "SHARES" shall mean the Common Stock and the Series A Preferred Stock.

         "SIGNIFICANT SARNOFF SECURITYHOLDER" shall mean any Sarnoff Securityholder SO LONG AS (i) with respect to registrations on Form S-1, such Sarnoff Securityholder is the registered holder of at least 1,200,000 shares of Sarnoff Securities and (ii) with respect to registrations on Form S-3, such Sarnoff Securityholder is the registered holder of at least 1,200,000 Sarnoff Securities. The number of shares referred to in this definition shall be adjusted proportionately in order to give effect to any stock dividends, splits, reverse splits, combinations or recapitalizations after the Closing Date.

         "SIGNIFICANT WAVE SECURITYHOLDER" shall mean any Wave Securityholder SO LONG AS (i) with respect to registrations on Form S-1, such Wave Securityholder is the registered holder of at least 1,800,000 shares of Wave Securities and
(ii) with respect to registrations on Form S-3, such Wave Securityholder is the registered holder of at least 1,800,000 shares of Wave Securities. The number of shares referred to in this definition shall be adjusted proportionately in order to give effect to any stock dividends, splits, reverse splits, combinations or recapitalizations after the Closing Date.

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                                      -6-

         "STOCKHOLDER AGREEMENT" shall mean the Stockholder Agreement to be dated as of the Closing Date among the Company, Sarnoff, Wave and the other stockholders of the Company from time to time party thereto, substantially in the form of EXHIBIT B hereto.

         "SUBSIDIARY" of any Person shall mean a corporation, company or other entity (i) more than 50% of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50% of whose ownership interest representing the right to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by such Person, but such corporation, company or other entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.

         "TRANSACTIONS" shall mean the transactions contemplated by the Operative Agreements.

         "TRANSFER" shall mean to sell, transfer or assign.

         "WAVE COMMON STOCK PURCHASERS" means each officer, employee or director of Wave that purchased Common Stock prior to the Closing Date.

         "WAVE DEVELOPMENT AGREEMENT" shall mean the Development Agreement to be dated as of the Closing Date between the Company and Wave substantially in the form of EXHIBIT F hereto.

         "WAVE LICENSES" shall mean, collectively, (a) the Patent License Agreement to be dated as of the Closing Date between the Company and Wave and
(b) the Service Agreement to be dated as of the Closing Date between the Company and Wave, substantially in the forms of EXHIBIT E-1 and EXHIBIT E-2 hereto, respectively.

         "WAVE SECURITIES" shall mean (a) the Wave Shares, (b) all shares of Common Stock purchased by or issued from time to time to Wave (including upon exercise of the Wave Warrant and conversion of the Convertible Note), (c) the shares of Common Stock issued to the Wave Designees and the Wave Designee Relatives as contemplated by Section 2.03(b) and (d) all shares of the Company's capital stock issued with respect to such shares by way of stock dividend or stock split or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock. Wave Securities will continue to be Wave Securities in the hands of any holder and each transferee thereof will succeed to the rights and obligations of a holder of Wave Securities hereunder, PROVIDED that Wave Securities will cease to be Wave Securities when transferred (i) to the Company or its Subsidiaries, (ii) to a Sarnoff Securityholder, or (iii) pursuant to a Public Sale.

         "WAVE SECURITYHOLDER" shall mean Wave for so long as Wave holds Shares and any other Person who holds Wave Securities for so long as such Person holds such Shares.

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                                      -7-

         "WAVE SHARES" shall mean 5,300,000 shares of Common Stock (adjusted for 1000-for-1 stock split) Issued by the Company to Wave as of June 1, 1999.

         "WAVE WARRANT" shall mean the Warrant to Purchase Common Stock of the Company to be dated the Closing Date and issued by the Company to Wave substantially in the form of EXHIBIT A attached to the Convertible Note.

                  SECTION 1.02. ADDITIONAL DEFINITIONS.

                  DEFINED TERM                             SECTION DEFINED IN
                  Demand Registration                              7.01(a)
                  Piggy Back Registration                          7.02(a)
                  Registration Statement                           7.09(i)
                  Sarnoff Common Stock Purchaser                   2.03(c)
                  Wave Designees                                   2.03(b)
                  Wave Designee Relatives                          2.03(b)

         SECTION 1.03. TERMS GENERALLY. The definitions in Sections 1.01 and
1.02 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. The headings of the Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Unless the context shall otherwise require, any reference to any agreement or other instrument or statute or regulation are to it as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provision). Any reference in this Agreement to a "day" or a number of "days" (without the explicit qualification of "Business") shall be interpreted as a reference to a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action or notice shall be deferred until, or may be taken or given, on the next Business Day.

                                   ARTICLE II

                       PURCHASE AND SALE OF SARNOFF SHARES

         SECTION 2.01. PURCHASE OF SARNOFF SHARES. At the Closing, in reliance upon the representations and warranties set forth in each Operative Agreement, and upon the terms and subject to the conditions set forth herein, the Company shall Issue to Sarnoff, and Sarnoff shall purchase, the Sarnoff Shares. In full consideration for the Sarnoff Shares, Sarnoff shall enter into the Sarnoff License. The parties acknowledge and agree that, as of the Closing Date, the shares of Common Stock constituting Sarnoff Shares have a fair market value equal to $0.0001 per share and the shares of Series A Preferred Stock have a fair market value equal to $1.4084506 per share.

         SECTION 2.02. CLOSING. (a) Subject to the satisfaction of the conditions set forth in Article III, the Closing will take place at 10:00 a.m. on October 15, 1999. The Closing shall occur at a place to be agreed by the parties.

         (b) At the Closing, (i) each party shall execute and deliver each Operative Agreement to which it is a party that has not previously been executed and (ii) the Company shall deliver to Sarnoff a certificate representing the Sarnoff Shares, registered in the name of Sarnoff.

         SECTION 2.03. OTHER PURCHASES OF SHARES. (a) On and as of June 1, 1999, the Company Issued to Wave, and Wave purchased, the Wave Shares for a purchase price per share equal to the fair market value per share.

         (b) On and as of June 1, 1999, the Company Issued 700,000 shares of Common Stock (adjusted for 1000-for-1 stock split) to certain employees, officers or directors or consultants of Wave (the "WAVE DESIGNEES"), for a purchase price per share equal to the fair market value per share. Certain of the Wave Designees subsequently transferred their shares of Common Stock to their spouses, siblings, parents, issue or to a trust the beneficiaries of which include such Wave Designee or any of the foregoing relatives (collectively, the "WAVE DESIGNEE RELATIVES"). Upon the execution and delivery by the Wave Designees and the Wave Designee Relatives of the Stockholder Agreement, the Wave Designees and the Wave Designee Relatives shall be entitled to the benefits and subject to the obligations of Wave Securityholders set forth in Article VII, and, for such purpose, such shares of Common Stock shall constitute Wave Securities, and the Wave Designees and the Wave Designee Relatives shall be deemed to be Wave Securityholders.

         (c) Sarnoff may sell and transfer up to 1,160,000 shares of the Common Stock constituting Sarnoff Shares to certain employees, officers or directors or consultants of Sarnoff (the "SARNOFF COMMON STOCK PURCHASERS"). Upon the execution and delivery by the Sarnoff Common Stock Purchasers of purchase agreements for such shares of Common Stock satisfactory to the Company, and the purchase and sale to the Sarnoff Common Stock Purchasers of such shares of Common Stock, the Sarnoff Common Stock Purchasers shall be entitled to the benefits and subject to the obligations of Sarnoff Securityholders set forth in
Article VII, and, for such purpose, such shares of Common Stock shall constitute Sarnoff Securities, and the Sarnoff Common Stock Purchasers shall be deemed to be Sarnoff Securityholders.

         SECTION 2.04. LEGENDS. Each certificate evidencing the Initial Shares shall bear the legends set forth on SCHEDULE 2.04 hereto

                                  ARTICLE III

                              CONDITIONS TO CLOSING

         SECTION 3.01. CONDITIONS TO EACH PARTY'S OBLIGATIONS. The obligations of Sarnoff to purchase the Sarnoff Shares and the obligations of Sarnoff and Wave to enter into the other Operative Agreements to which they are parties, and the obligations of the Company to Issue the Sarnoff Shares to Sarnoff and to enter into the other Operative Agreements to which it is a party, are subject to the satisfaction or waiver, as of the Closing Date, of the following conditions:

         (a) GOVERNMENTAL APPROVALS. All Governmental Approvals necessary for the consummation of the Transactions shall have been obtained or made and all waiting periods imposed by any Governmental Authority or Law shall have expired.

         (b) NO INJUNCTIONS OR LITIGATION. No Injunction restraining or preventing the consummation of the Transactions shall be in effect, and no Litigation shall be pending or threatened by or before any Governmental Authority that would restrain or prevent the consummation of the Transactions or impose any Burdensome Condition.

         (c) OTHER OPERATIVE AGREEMENTS. The parties to each other Operative Agreement shall have entered into all such other Operative Agreements, each of which shall be in full force and effect (except each such other Operative Agreement may be similarly conditioned on the entering into of all other Operative Agreements).

         (d) APPROVALS. All Approvals necessary for the consummation of the Transactions shall have been obtained.

         (e) BURDENSOME CONDITION. No Burdensome Condition shall exist in connection with the consummation of any of the Transactions.

         (f) EMPLOYMENT MATTERS. Each party shall be reasonably satisfied with the officers and employees of the Company as of the Closing Date.

         (g) BUSINESS PLAN. Sarnoff and Wave shall have approved the initial Business Plan.

         (h) INSURANCE. The Company shall have obtained such insurance, and shall have adopted a plan for the purchase of such additional insurance, as Sarnoff and Wave shall reasonably require.

         SECTION 3.02. CONDITIONS TO SARNOFF'S OBLIGATIONS. The obligations of Sarnoff to purchase the Sarnoff Shares and enter into any of the other Operative Agreements to which it is a party are subject to the satisfaction (or waiver by Sarnoff), as of the applicable Closing Date, of the following additional conditions:

         (a) ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company and Wave made in each Operative Agreement shall be true and correct in all material respects as of the Closing Date, as if made on and as of the Closing Date.

         (b) PERFORMANCE OF OBLIGATIONS. The Company and Wave shall have performed or complied with in all material respects their respective covenants and agreements contained in the Operative Agreements required to be performed or complied with by the Company or Wave on or prior to the Closing Date.

         (c) DELIVERY OF COMPANY CERTIFICATES. The Company shall have delivered to Sarnoff the following (in each case dated the Closing Date, unless otherwise indicated):

         (i) a certificate of the Chief Executive Officer and the Secretary of the Company to the effect that the conditions specified in Sections 3.02(a) and 3.02(b) have been satisfied with respect to the Company;

         (ii) a certificate of the Secretary of the Company certifying as to (A) the attached copy of the Certificate of Incorporation of the Company, and all amendments thereto (including the Certificate of Resignation), being true and complete, (B) the attached copy of the By-laws of the Company being true and complete, (C) the attached resolutions of the Company's Board of Directors authorizing (I) the execution and delivery by the Company of the Operative Agreements to which the Company is a party, (II) the consummation by the Company of the Transactions and (III) the issuance of the Sarnoff Shares and (D) the incumbency and signatures of certain officers of the Company;

         (iii) such other certificates or documents as Sarnoff or its counsel may reasonably request relating to the satisfaction of the conditions to the Closing; and

         (iv) the documents referred to Section 3.03(c)(ii).

         (d) DELIVERY OF WAVE CERTIFICATES. Wave shall have delivered to Sarnoff the following (in each case dated the Closing Date, unless otherwise indicated):

         (i) a certificate of an authorized signatory of Wave to the effect that the conditions specified in Sections 3.02(a) and 3.02(b) have been satisfied with respect to Wave; and

         (ii) such other certificates or documents as Sarnoff or its counsel may reasonably request relating to the satisfaction of the conditions to the Closing.

         (e) PROCEEDINGS SATISFACTORY. All corporate and legal proceedings required to be taken by the Company and Wave in connection with the Transactions and all documents and papers relating to such transaction shall be reasonably satisfactory in form and substance to Sarnoff and its counsel, and Sarnoff shall have received all such certified or other copies of all such documents as Sarnoff or its counsel shall reasonably require.

         SECTION 3.03. CONDITIONS TO WAVE'S OBLIGATIONS. The obligations of Wave to enter into the Operative Agreements to which it is a party are subject to the satisfaction (or waiver by Wave), as of the applicable Closing Date, of the following additional conditions:

         (a) ACCURACY OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company and Sarnoff made in each Operative Agreement shall be true and correct in all material respects as of the Closing Date, as if made on and as of the Closing Date.

         (b) PERFORMANCE OF OBLIGATIONS, The Company and Sarnoff shall have performed or complied in all material respects with their respective covenants and agreements contained in the Operative Agreements required to be performed or complied with by the Company or Sarnoff on or prior to the Closing Date.

         (c) DELIVERY OF COMPANY CERTIFICATES. The Company shall have delivered to Wave the following:

         (i) the documents referred to in Sections 3.02(c)(i)-(iii); and

         (ii) such other certificates or documents as Wave or its counsel may reasonably request relating to the satisfaction of the conditions to the applicable closing.

         (d) DELIVERY OF SARNOFF CERTIFICATES. Sarnoff shall have delivered to Wave the following (in each case dated the Closing Date, unless otherwise indicated):

         (i) a certificate of an authorized signatory of Sarnoff to the effect that the conditions specified in Sections 3.03(a) and 3.03(b) have been satisfied with respect to Sarnoff;

         (ii) such other certificates or documents as Wave or its counsel may reasonably request relating to the satisfaction of the conditions to the Closing.

         (e) PROCEEDINGS SATISFACTORY. All corporate and legal proceedings required to be taken by the Company and Sarnoff in connection with the Transactions and all documents and papers relating to such transactions shall be reasonably satisfactory in form and substance to Wave and its counsel, and Wave shall have received all such certified or other copies of all such documents as Wave or its counsel shall reasonably require.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.01. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Sarnoff and Wave, on the date hereof (except with respect to Section 4.01 (b)) and on and as of the Closing Date, as follows:

         (a) ORGANIZATION AND STANDING OF THE COMPANY. The Company:

         (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

         (ii) has all requisite corporate power and authority and possesses all Permits and Approvals from Governmental Authorities necessary to enable it to use its corporate name and to own, lease or otherwise hold its properties and assets and to carry on its business as contemplated by the Business Plan; and

         (iii) is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where it is required by the nature of its business as contemplated by the Business Plan to be so qualified.

         (b) AUTHORITY. The Company has all requisite corporate power and authority to enter into this Agreement and the other Operative Agreements and to consummate the Transactions. The execution and delivery by the Company of this Agreement and the other Operative Agreements and the consummation by the Company of the Transactions have been duly authorized by all necessary corporate action on the part of the Company. This Agreement and the other Operative Agreements have been, or will at the Closing have been, duly executed and delivered by the Company and constitute, or will at the Closing constitute, legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms. The execution and delivery by the Company of this Agreement and the other Operative Documents do not and did not, and the consummation by the Company of the Transactions and compliance by the Company with the terms of the Operative Agreements will not, conflict with, result in any violation of or default (with or without notice or lapse of time or both) under, give rise to a right of termination, cancellation or acceleration of any material obligation or to the loss of any material benefit under or result in or require the creation, imposition or extension of any Lien upon any of the properties or assets of the Company under (i) any Contract, (ii) any provision of the Certificate of Incorporation or By-laws of the Company or
(iii) any Judgment or Law. No Governmental Approval or Approval of any other Person is required to be obtained or made by the Company in connection with the execution and delivery of this Agreement or the other Operative Agreements or the consummation of the Transactions.

         (c) CAPITALIZATION OF THE COMPANY. Except as set forth on SCHEDULE 4.01(C), no Shares are issued or outstanding. Except for this Agreement, there are no outstanding Contracts pursuant to which the Company is or may become obligated to issue, deliver or sell any Shares. There are no outstanding Contracts pursuant to which the Company is or may become obligated to redeem, repurchase or otherwise acquire or retire any Shares. The issuance of the Initial Shares has been duly authorized, and the Initial Shares, when issued and delivered pursuant to this Agreement, will be validly issued, fully paid and nonassessable and will not have been issued in violation of, and will not be subject to, any preemptive or subscription rights.

         (d) NO SUBSIDIARIES, JOINT VENTURES, ETC. The Company does not have any Subsidiaries or, directly or indirectly, own any capital stock or other equity interests in any corporation, partnership or other entity, and the Company is not a member of or participant in any partnership, joint venture (except by virtue of this Agreement) or similar entity.

         (e) BROKERS OR FINDERS, No Person is or will be entitled to any broker's or finder's fee or any other commission or similar fee from the Company in connection with any of the Transactions.

         (f) ABSENCE OF DEFAULT, No default (however defined) on the part of the Company under any Operative Agreement exists or will exist at the time of, or as a result of or immediately following, the Closing.

         SECTION 4.02. REPRESENTATIONS AND WARRANTIES OF SARNOFF AND WAVE. Each of Sarnoff and Wave represents and warrants to the other party that, as of the date of this Agreement and as of the Closing Date, with respect to itself:

         (a) ORGANIZATION AND STANDING. Such party:

         (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; and

         (ii) has all requisite corporate power and authority necessary to enable it to use its corporate name and to own, lease or otherwise hold its properties and assets and to carry on its business as presently conducted.

         (b) AUTHORITY. (i) Such party has all requisite corporate power and authority to enter into this Agreement and the other Operative Agreements to which it is a party and to consummate the Transactions. The execution and delivery by such party of this Agreement and the other Operative Agreements to which it is a party and the consummation by such party of the

Transactions have been duly authorized by all necessary corporate action on the part of such party. This Agreement and the other Operative Agreements to which it is a party have been, or will at the Closing have been, duly executed and delivered by such party and constitute, or will at the Closing constitute, its legal, valid and binding obligations, enforceable against such party in accordance with their respective terms. The execution and delivery by such party of this Agreement and the other Operative Documents to which it is a party do not and did not, and the consummation of the Transactions and compliance with the terms of the Operative Agreements to which it is a party will not, conflict with, result in any violation of or default (with or without notice or lapse of time or both) under, give rise to a right of termination, cancellation or acceleration of any material obligation or to the loss of any material benefit under or result in or require the creation, imposition or extension of any Lien upon any of its properties or assets under (A) any Contract, (B) any provision of its constitutive documents or (C) any Judgment or Law, except, with respect to clauses (A) or (C), for such conflicts, violations, defaults, rights or losses that, individually or in the aggregate, would not have a material adverse effect on such party's ability to perform its obligations under this Agreement and the other Operative Agreements to which it is a party in accordance with their respective terms. No Governmental Approval or Approval of any other Person is required to be obtained or made by such party or any of its Affiliates in connection with the execution and delivery of this Agreement or the other Operative Agreements to which it is a party or the consummation of the Transactions (other than Governmental Approvals (I) relating to the Transactions that must be obtained by such party by reason of facts peculiar to another party which such other party has not disclosed or (II) the absence of which would not have a material adverse effect an any party's ability to perform its obligations under this Agreement and the other Operative Agreements to which it is a party in accordance with their respective terms).

         (ii) Notwithstanding Section 4.02(b)(i), no representation or warranty is being given in this Section 4.02(b) as to whether the Sarnoff License or the Wave Licenses, as the case may be, (A) conflicts with, results in a violation of or default under or gives rise to a right of termination, cancellation or acceleration of any material obligation or to the loss of any material benefit under, any Contract or (B) requires the Approval of any Person.

         (c) BROKERS OR FINDER. No Person is or will be entitled to any broker's or finder's fee or any other commission or similar fee from such party in connection with any of the Transactions.

         (d) SECURITIES ACT. The Initial Shares already purchased, or to be purchased by such party pursuant to this Agreement, as the case may be, have been or are being acquired for its own account for the purpose of investment only and not with a view to any public distribution thereof. Such party is an "accredited investor" within the meaning of Rule 501 under the Securities Act.

                                   ARTICLE V

                          COVENANTS PENDING THE CLOSING

         SECTION 5.01. (a) COVENANTS PENDING THE CLOSING. (a) From the date of this Agreement to the Closing Date, Sarnoff and Wave each agree that such party shall carry on its business (to the extent that it relates to Licensed Intellectual Property) in the usual, regular and ordinary course in substantially the same manner as heretofore conducted.

         (b) Each party shall take all actions reasonably necessary or appropriate to ensure that the conditions to Closing set forth herein (other than Section 3.01(i)) to be satisfied by such party are satisfied on or prior to the Closing Date and to obtain (and cooperate with the other parties in obtaining) any Governmental Approvals required to be obtained or made by it in connection with any of the Transactions, except that such party shall not be required to accept or comply with any Burdensome Condition.

                                   ARTICLE VI

                                 OTHER COVENANTS

         SECTION 6.01. FINANCIAL STATEMENTS. Until the Company shall become subject to the reporting requirements of Section 13(a) or 15(d) of the Exchange Act, the Company shall deliver to each Holder:

         (i) as soon as practicable following the and of each fiscal year (and in any event not later than 120 days after the end of such fiscal year), consolidated statements of income, changes in retained earnings and cash flows of the Company for such year and a consolidated balance sheet of the Company as at the end of such year, together with appropriate notes to such financial statements, in each case setting forth in comparative form the corresponding figures for the preceding fiscal year and from the budget for the fiscal year then ended, together with an opinion directed to the Company of independent public accountants to the effect that such financial statements have been prepared in conformity with GAAP applied on a basis consistent with prior years;

         (ii) as soon as practicable following the end of each fiscal quarter (and in any event not later than 45 days after the end of such fiscal quarter), consolidated statements of income and cash flows of the Company for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter and a consolidated balance sheet of the Company as at the end of such fiscal quarter, in each case setting forth in comparative form the corresponding figures for the corresponding periods in the preceding fiscal year and from the budget for such fiscal quarter and the then current fiscal year to date, all in reasonable detail and accompanied by a certificate from the principal accounting or financial officer of the Company to the effect that such financial statements have been prepared under such officer's supervision and that such financial statements have been prepared in accordance with GAAP, consistently applied, subject to normal, recurring year-end adjustments;

         (iii) as soon as practicable following the end of each calendar month (and in any event not later than 15 days after the end of such month), consolidated statements of income and cash flows for the Company for such month and for the period from the beginning of the then current fiscal year to the and of such month and the consolidated balance sheet of the Company as at the end of such month, in each case setting forth in comparative form the corresponding figures for the corresponding periods in the preceding fiscal year and from the budget for such month and the then current fiscal year to date;

         (iv) as soon practicable prior to the end of each fiscal year (and in any event not later than 30 days prior to the end of each fiscal year), a copy of the projections by the Company for the operating budget and cash flow budget of the Company for the next succeeding fiscal year, such projections to be accompanied by a certificate of principal accounting or chief financial officer of the Company to the effect that such projections have been prepared in good faith on the basis of reasonable assumptions and that such officer has no reason to believe they are incorrect or misleading in any material respect; and

         (v) promptly, such additional information regarding the financial condition, results of operations or business of the Company as any Holder may from time to time reasonably request.

         SECTION 6.02. [Intentionally Deleted].

         SECTION 6.03. BUSINESS PLAN. (a) The Company shall at all times conduct its business and affairs in a manner substantially consistent with the Business Plan. If at any time the Company does not have a Business Plan, the Company shall conduct its business and affairs in a manner substantially consistent with the Business Plan in effect for the most recent fiscal year for which the Company had a Business Plan.

         (b) This Section shall terminate upon the earlier of (i) an Initial Public Offering and (ii) Sarnoff and Wave ceasing to be holders of Sarnoff Securities or Wave Securities, respectively.

         SECTION 6.04. WAVE WORKING CAPITAL LOAN. At or promptly following the Closing, Wave shall execute and deliver the Convertible Note pursuant to which Wave will, on the terms set forth therein, provide up to $3,000,000 in working capital loans to the Company.

                                  ARTICLE VII

                               REGISTRATION RIGHTS

         SECTION 7.01. DEMAND REGISTRATIONS. (a) Commencing upon the earlier of
(x) the fourth (4th) anniversary of the Closing Date and (y) six (6) months after an Initial Public Offering, the Company shall, upon the written demand of any Significant Sarnoff Securityholder or Significant Wave Securityholder, use its best efforts to effect the registration (a "DEMAND REGISTRATION") under the Securities Act of such number of Registration Shares then beneficially owned by such party as shall be indicated in a written demand sent to the Company by such party; PROVIDED, HOWEVER, that

         (i) the Company shall be obligated to effect a total of no more than two (2) Demand Registrations at the request of the Significant Sarnoff Securityholders and no more than two (2) Demand Registrations at the request of the Significant Wave Securityholders; PROVIDED that the foregoing limitation shall not restrict any Significant Sarnoff Securityholder or Significant Wave Securityholder from requiring the Company to effect any number of Demand Registrations on Form S-3 (or any comparable form adopted by the SEC) SO LONG AS the fair market value of the securities the subject of any such Demand Registration is at least $1,000,000 (it being understood that the Company shall only be obligated under Section 7.09 to pay the expenses of the Participating Holders in connection with the first two (2) such Demand Registrations by Significant Sarnoff Securityholders and the first two (2) such Demand Registrations by Significant Wave Securityholders);

         (ii) the aggregate fair market value of the securities the subject of a Demand Registration shall not be expected to be less than $5,000,000, unless such Demand Registration relates to all the Registration Shares held by the demanding party;

         (iii) a registration shall not count as a Demand Registration until it has become effective;

         (iv) the rights of the Significant Sarnoff Securityholders and the Significant Wave Securityholders under this Section 7.01(a) shall terminate on the fifth (5th) anniversary of an Initial Public Offering.

         (b) If a Demand Registration is initiated by a Significant Sarnoff Securityholder or a Significant Wave Securityholder, and the Company (or any other stockholder of the Company with registration rights other than Significant Sarnoff Securityholders or Significant Wave Securityholders) then wishes to offer any of its securities in connection with the registration, no such securities may be offered by the Company or any other such stockholder unless the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in the Demand Registration does not exceed the number which can efficiently be sold in the offering. Upon receipt of a written demand under Section 7.01(a), the Company shall expeditiously effect the registration under the Securities Act of the Registration Shares and use its best efforts to have such registration become and remain effective as provided in Section 7.08. The demanding party shall have the right to select the underwriters for a Demand Registration, subject to the approval of such selection by the Company (which approval shall not be unreasonably withheld).

         (c) If a Demand Registration is initiated by a Significant Sarnoff Securityholder or a Significant Wave Securityholder and the other then wishes to offer any of its securities in connection with the registration, the participation provisions set forth in Section 7.02(b) shall govern the rights of the parties, MUTATIS MUTANDIS, with respect to any limitations imposed by the underwriters on the number of Registration Shares to be sold in the Demand Registration.

         SECTION 7.02. PIGGYBACK REGISTRATIONS. (a) If the Company proposes to register any of its equity securities under the Securities Act for sale for cash (otherwise than in connection with an Initial Public Offering, the registration of securities issuable pursuant to an employee stock option, stock purchase or similar plan or pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act), the Company shall give all Sarnoff Securityholders and Wave Securityholders notice of such proposed registration at least 30 days prior to the filing of a registration statement. At the written request of any Sarnoff Securityholder or Wave Securityholder delivered to the Company within 20 days after the receipt of the notice from the Company, which request shall state the number of Registration Shares that such party wishes to sell or distribute publicly under the registration statement proposed to be filed by the Company, the Company shall use its best efforts to register under the Securities Act such Registration Shares, and to cause such registration (a "PIGGYBACK REGISTRATION") to become and remain effective as provided in Section 7.08.

         (b) If a Piggyback Registration relates to an underwritten offering by the Company, and the managing underwriters thereof advise the Company in writing that in their opinion the number of securities requested to be included in the registration exceeds the number which can be sold in the offering, the Company may exclude from the registration all or any Registration Shares that the Sarnoff Securityholders and Wave Securityholders propose to sell on a PRO RATA basis by reference to the total number of Registration Shares requested to be included by the participating Sarnoff Securityholders and Wave Securityholders.

         (c) If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities who have exercised demand registration rights and the managing underwriters thereof advise the Company in writing that in their opinion the number of securities requested to be included in the registration exceeds the number which can be sold in the offering, the Company shall include in the registration the securities the holders of the Company securities propose to sell in proportion to the number of securities each proposes to sell. In the event the Company subsequently desires to participate in such a registration of Securities, the Company shall include in the registration the securities the Company and the holders of the Company's securities propose to sell in proportion to the number of shares each proposes to sell.

         (d) The rights of the Sarnoff Securityholders and the Wave Securityholders under this Section 7.02 shall terminate on the fifth (5th) anniversary of the Initial Public Offering.

         SECTION 7.03. INDEMNIFICATION BY THE COMPANY. In the event of any registration of any Registration Shares of Sarnoff Securityholders or Wave Securityholders under the Securities Act, the Company shall, and hereby does, indemnify and hold harmless such party, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such Registration Shares and each other Person, if any, who controls such party or any such underwriter within the meaning of Section 15 of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which such party or any such director or officer or underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which the Registration Shares were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and the Company shall reimburse such party and each such director, officer, underwriter and controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information about such party as a stockholder of the Company furnished to the Company through an instrument duly executed by such party specifically stating it is for use in the preparation thereof. Such indemnity shall remain in full force and affect regardless of any investigation made by or on behalf of such party or any such director, officer, controlling Person or underwriter and shall survive any Transfer of the Registration Shares.

         SECTION 7.04. INDEMNIFICATION BY PARTICIPATING HOLDERS. The Company may require, as a condition to including any Registration Shares of a Participating Holder in any registration statement filed pursuant to Section 7.01 or 7.02, that the Company shall have received an undertaking satisfactory to it from such Participating Holder to indemnify and hold harmless (in the same manner and to the same extent as set forth in section 7.03) the Company, each director of the Company, each officer of the Company signing such registration statement, each Person who participates as an underwriter in the offering or sale of such Registration Shares and each other Person, if any, who controls the Company or any such underwriter within the meaning of Section 15 of the Securities Act with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information about such Participating Holder as a stockholder of the Company furnished to the Company through an instrument duly executed by such Participating Holder specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or an behalf of the Company or any such director, officer or controlling Person and shall survive the Transfer by the seller of the securities of the Company being registered.

         SECTION 7.05. NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Section 7.03 or 7.04, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give notice to the latter of the commencement of such action; PROVIDED, HOWEVER, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section
7.03 or 7.04, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist or the indemnified party may have defenses not available to the indemnifying party in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

         SECTION 7.06. INDEMNIFICATION PAYMENTS. The indemnification required by this Article shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

         SECTION 7.07. ADJUSTMENTS AFFECTING REGISTRATION SHARES. The Company shall not effect or permit to occur any combination, subdivision or other recapitalization of any of its securities that would (i) materially adversely affect the ability of the Sarnoff Securityholders or the Wave Securityholders to include its Registration Shares, or reduce the number of Registration Shares that such party would otherwise be entitled to include pursuant to this Article, in any registration of securities of the Company contemplated by this Article or
(ii) materially adversely affect the marketability of such Registration Shares under any such registration.

         SECTION 7.08. REGISTRATION COVENANTS OF THE COMPANY. In the event that any Registration Shares are to be registered pursuant to Section 7.01 or 7.02, the Company covenants and agrees that it shall use its best efforts to effect the registration and cooperate in the sale of the Registration Shares to be registered and shall as expeditiously as possible:

         (i) (A) within 90 days prepare and file with the SEC a registration statement with respect to the Registration Shares (as well as any necessary amendments or supplements thereto) (a "REGISTRATION STATEMENT") and (B) use its best efforts to cause the Registration Statement to become effective; PROVIDED, HOWEVER, that the Company may extend such 90 day period for not more than an additional 90 days if (I) such delay would relieve the Company of the obligation to include any interim financial statements in the Registration Statement or (II) the Company would be required to disclose in the Registration Statement any material nonpublic information and the Company concludes that the disclosure of such information would be inadvisable at that time;

         (ii) prior to the filing described in clause (i), furnish to each Participating Holder copies of the Registration Statement and any amendments or supplements thereto and any prospectus forming a part thereof, which documents shall be subject to the review of counsel for each Participating Holder (but not approval of such counsel except with respect to any statement in the Registration Statement which relates to such Participating Holder);

         (iii) notify each Participating Holder, promptly after the Company shall receive notice thereof, of the time when the Registration Statement becomes effective or when any amendment or supplement or any prospectus forming a part of the Registration Statement has been filed;

         (iv) notify each Participating Holder promptly of any request by the SEC for the amending or supplementing of the Registration Statement or prospectus or for additional information;

         (v) advise each Participating Holder after the Company shall receive notice or otherwise obtain knowledge of the issuance of any order by the SEC suspending the effectiveness of the Registration Statement or any amendment thereto or of the initiation or threatening of any proceeding for that purpose and (B) promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal promptly if a stop order should be issued;

         (vi) (A) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus forming a part thereof as may be necessary to keep the Registration Statement effective for a period of time necessary to permit each Participating Holder to dispose of all its Registration Shares and (B) comply with the provisions of the Securities Act with respect to the disposition of all Registration Shares covered by the Registration Statement during such period in accordance with the intended methods of disposition by such Participating Holder set forth in the Registration Statement;

         (vii) furnish to each Participating Holder such number of copies of the Registration Statement, each amendment and supplement thereto, the prospectus included in the Registration Statement (including any preliminary prospectus) and such other documents as such Participating Holder may reasonably request in order to facilitate the disposition of the Registration Shares owned by such Participating Holder;

         (viii) use its best efforts to register or qualify such Registration Shares under such other securities or blue sky laws of such jurisdictions as determined by the underwriters after consultation with the Company and each Participating Holder and do any and all other acts and things which may be reasonably necessary or advisable to enable each Participating Holder to consummate the disposition in such jurisdictions of the Registration Shares;

         (ix) notify each Participating Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Registration Statement would contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of such Participating Holder, prepare a supplement or amendment to the Registration Statement so that the Registration Statement shall not, to the Company's knowledge, contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

         (x) if the Registration Shares are securities of a class then listed on a securities exchange or NASDAQ, cause the Registration Shares to be so listed; and if the Registration Shares are securities of a class not then listed on a securities exchange or NASDAQ, use its best efforts to facilitate the listing of the Registration Shares on a securities exchange or NASDAQ;

         (xi) provide a transfer agent and registrar, which may be a single entity, for all the Registration Shares not later than the effective date of the Registration Statement;

         (xii) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other action, if any, as each Participating Holder or the underwriters shall reasonably request in order to expedite or facilitate the disposition of the Registration Shares;

         (xiii) (A) make available for inspection by each Participating Holder, any underwriter participating in any disposition pursuant to the Registration Statement and any attorney, accountant or other agent retained by such Participating Holder or any such underwriter all financial and other records, pertinent corporate documents and properties of the Company reasonably requested by such Participating Holder and such Persons and (B) cause the Company's officers, directors and employees to supply all information reasonably requested by such Participating Holder or any such underwriter, attorney, accountant or agent in connection with the Registration Statement;

         (xiv) use its best efforts to cause the Registration Shares covered by the Registration Statement to be registered with or approved by such other Governmental Authorities as may be necessary to enable each Participating Holder to consummate the disposition of such Registration Shares; and

         (xv) obtain a comfort letter or letters from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as each Participating Holder may reasonably request.

         SECTION 7.09. EXPENSES. The Company shall pay, on behalf of each Participating Holder, all the expenses in connection with any Demand Registration or Piggyback Registration, including all registration, filing and regulatory review fees, all fees and expenses of complying with securities or blue sky laws, all listing fees, all word processing, duplicating and printing expenses, all messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants (including the expenses of comfort letters required by or incident to such performance and compliance), the reasonable fees and disbursements of any counsel retained by each Participating Holder (but not more than one counsel for all Participating Holders), any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding any underwriting discounts and commissions and transfer taxes, if any. In any registration, each Participating Holder shall pay for its own underwriting discounts and commissions and transfer taxes.

         SECTION 7.10. ASSIGNMENT OF REGISTRATION RIGHTS. The Sarnoff Securityholders and the Wave Securityholders may assign their respective rights under this Article, in whole or in part, to anyone to whom such party Transfers any Registration Shares (other than in a sale exempt from registration under the Securities Act by reason of Rule 144 under the Securities Act or a Demand Registration or a Piggyback Registration); PROVIDED, HOWEVER, that no assignment shall increase the Company's obligations to effect registrations or pay expenses thereof. In order for any such assignment to be effective, on or prior to the effective date of any such assignment the assignee shall execute a joinder agreement in form and substance satisfactory to the Company, whereby the assignee shall agree to be bound by the provisions of this Article.

         SECTION 7.11. RULES 144 AND 144A. After an Initial Public Offering and for so long as Sarnoff or Wave holds any Registration Shares, the Company shall cause to be made available adequate current public information (within the meaning of Rule 144(c) under the Securities Act) with respect to the Company and the information described in Rule 144A(d)(4) under the Securities Act in the manner described therein. Upon the request of Sarnoff or Wave, the Company shall deliver to such party a written statement as to whether it has complied with such requirements.

         SECTION 7.12. NO PREFERENTIAL REGISTRATION. Notwithstanding any other provision of this Agreement, if the Company grants registration rights with respect to equity securities to any other Person on terms that Sarnoff or Wave reasonably considers preferential to the terms of this Article, Sarnoff Securityholders or Wave Securityholders or both, as the case may be, shall be entitled to registration rights with such preferential terms.

                                  ARTICLE VIII

                                  Miscellaneous

         SECTION 8.01. TERMINATION. If the Closing shall not have occurred on or prior to March 1, 2000, this Agreement and all obligations of the parties hereunder, except obligations under Sections 8.12 and 8.14, shall terminate, unless extended by mutual agreement of the parties. Either Sarnoff or Wave may at any time prior to the Closing, without liability to the other parties, terminate this Agreement and all obligations of the parties hereunder, except as aforesaid, by notice to the other parties if, in its reasonable opinion, a Burdensome Condition exists; PROVIDED, HOWEVER, that prior to such termination such party shall have exercised reasonable efforts to negotiate with the relevant Governmental Authority for removal of the Burdensome Condition; PROVIDED, FURTHER, HOWEVER, that no party shall have any obligation to negotiate for the removal of any Burdensome Condition if such party has provided written notice that it has elected in accordance with Section 3.01(i) not to consummate the Transactions.

         SECTION 8.02. NOTICES. Except as expressly provided herein, notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telex, graphic scanning or other' telegraphic communications equipment of the sending party, as follows:

         (a) if to the Company,

         WaveXpress, Inc.
         201 Washington Road, 3-075
         Princeton, NJ 08543-5300
         Telephone: (609) 720-4811
         Telecopier: (609) 720-4817
         Attention: President

         (b) if to Sarnoff,

         Sarnoff Corporation
         201 Washington Road
         CN530
         Princeton, NJ 08543-5300
         Telephone: (609) 734-2106
         Telecopier: (609) 734-2888
         Attention: Anne M. VanLent

         with copy to:

         Buchanan Ingersoll
         College Centre
         500 College Road East
         Princeton, New Jersey 08540
         Telephone: (609) 986-6800
         Telecopier: (609) 520-0360
         Attention: Perry A. Pappas, Esq.

         (c) if to Wave,

         Wave Systems Corp.
         480 Pleasant Street
         Suite A-200
         Lee, Massachusetts 01238
         Telephone: (413) 243-7008
         Telecopier: (413) 243-0045
         Attention: Gerard Feeney, Chief Financial Officer

         with a copy to:

         Bingham Dana LLP
         399 Park Avenue
         New York, New York 10022
         Telephone: (212) 318-7700
         Telecopier: (212) 318-5378
         Attention: Neil W. Townsend, Esq.

or to such other address or attention of such other person as any party shall advise the other parties in writing. All notices and other communications given to a party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

         SECTION 8.03. APPLICABLE LAW; WAIVER OF JURY TRIALS; CONSENT TO JURISDICTION. THE VALIDITY, CONSTRUCTION AND PERFORMANCE OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF). WITH RESPECT TO ANY LITIGATION ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION, THE PARTIES EXPRESSLY WAIVE ANY RIGHT THEY MAY HAVE TO A JURY TRIAL AND AGREE THAT ANY SUCH LITIGATION SHALL BE TRIED BY A JUDGE WITHOUT A JURY. EACH PARTY AGREES TO NON-EXCLUSIVE PERSONAL JURISDICTION AND VENUE IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK (AND ANY NEW YORK STATE COURT WITHIN THAT DISTRICT) AND FOR THAT PURPOSE.

         SECTION 8.04. SEVERABILITY. If any provision of this Agreement shall be hold to be illegal, invalid or unenforceable, that provision will be enforced to the maximum extent permissible so as to effect the intent of the parties, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. If necessary to effect the intent of the parties, the parties will negotiate in good faith to amend this Agreement to replace the unenforceable language with enforceable language which as closely as possible reflects such intent.

         SECTION 8.05. AMENDMENTS. This Agreement may be modified or waived only by a written amendment signed by a person authorized to so bind each party; PROVIDED, HOWEVER, that modifications or waivers of Article VII shall require a written amendment signed by (i) the holders of a majority of the Registration Shares held by the Sarnoff Securityholders, (ii) the holders of a majority of the Registration Shares held by the Wave Securityholders and (iii) the Company.

         SECTION 8.06. WAIVER. The waiver by any party of any instance of any other party's noncompliance with any obligation or responsibility herein shall not be deemed a waiver of other instances or of any party's remedies for such noncompliance.

         SECTION 8.07. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts shall have been signed by each party and delivered to each other party.

         SECTION 8.08. ENTIRE AGREEMENT. The provisions of this Agreement and the other Operative Agreements set forth the entire agreement and understanding among the parties as to the subject matter hereof and supersede all prior agreements, oral or written, and all other communications between the parties relating to the subject matter hereof.

         SECTION 8.09. ASSIGNMENT. (a) Subject to Section 7.10, no party shall assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the other parties, except that no such consent shall be required for a transfer by operation of law in connection with a merger or consolidation of such party (without prejudice to any other rights the parties may have under any other Operative Agreement).

         (b) Any attempted assignment of this Agreement in violation of this Section shall be void and of no effect.

     (a) This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns.

         SECTION 8.10. SURVIVAL OF AGREEMENT. All covenants, agreements, representations and warranties made by any party herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties and shall survive the Closing, regardless of any investigation made by the other parties hereto or on their behalf.

         SECTION 8.11. NO THIRD PARTY BENEFICIARIES. This Agreement is for the sole benefit of the parties and their permitted assigns and nothing herein expressed or implied shall give or be construed to give to any Person, other than the parties and such assigns, any legal or equitable rights hereunder, except that Article VII is also intended to be for the benefit of the Sarnoff Employee Purchasers and Sections 7.03 and 7.04 are intended to be for the benefit of the Persons named therein.

         SECTION 8.12. EXPENSES. (a) Whether or not any of the Transactions are consummated, all costs and expenses incurred in connection with the Operative Agreements and the Transactions shall be paid by the party incurring such cost or expense; PROVIDED, HOWEVER, that if the Closing occurs and the Transactions are consummated, the Company shall reimburse Sarnoff and Wave for all costs and expenses (not to exceed $30,000 for either party) incurred by such parties in connection with the incorporation and organization of the Company and the negotiation, preparation, execution and delivery of this Agreement the other Operative Agreement.

         (b) The provisions of this Section shall remain operative and in full force and effect regardless of the expiration of this Agreement or the consummation of the Transactions.

         SECTION 8.13. REMEDIES. In no event will any party be liable to another party for incidental damages, lost profits, lost savings, or any other consequential damages, even if such party has been advised of the possibility of such damages, resulting from the breach of its obligations under any Operative Agreement or from the use of any confidential or other information.

         SECTION 8.14. PUBLICITY. No public release, announcement or other form of publicity concerning the Transactions shall be issued by any party without the prior consent of the other parties, except as such release or announcement may be required by Law or the rules or regulations of NASDAQ or any securities exchange, in which case the party required to make the release or shall, to the extent possible, allow the other party reasonable time to comment on such release or announcement in advance of such issuance.

         SECTION 8.15. FURTHER ASSURANCES: EFFECTIVENESS. (a) The parties shall use their best efforts to obtain and to assist the other parties in obtaining promptly all necessary waivers, consents and approvals from any Governmental Authority or any other Person for any exercise by any party of its rights under this Agreement or any other Operative Agreement, except that a party shall not be required to accept or comply with any Burdensome Condition. Upon reasonable request from time to time, the parties shall execute and deliver all documents and instruments and do all other acts that may be reasonably necessary or desirable to give effect to the Transactions or the exercise by the other parties of their respective rights hereunder.

         (b) If any Law of a country provides that the implementation of this Agreement is subject to prior Governmental Approval in such country, this Agreement shall have no effect in such country until such Governmental Approval shall have been obtained.

         SECTION 8.16. CONSTRUCTION. This Agreement has been negotiated by the parties and their respective counsel and will be fairly interpreted in accordance with its terms and without any strict construction in favor of or against any party.

            [The remainder of this page is intentionally left blank]

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                 WAVEXPRESS, INC.

                                 By:
                                    -------------------------------------------
                                         Bruce Campelia
                                         President

                                 SARNOFF CORPORATION

                                 By:
                                    -------------------------------------------
                                         Name:
                                         Title:

                                 WAVE SYSTEMS CORP.

                                 By:
                                    -------------------------------------------
                                         Steven Sprague
                                         President

                                LIST OF SCHEDULES

SCHEDULE 2.04                Legend
SCHEDULE 4.01(C)             Outstanding Shares

                                LIST OF EXHIBITS

EXHIBIT A                    Certificate of Designations
EXHIBIT B                    Stockholder Agreement
EXHIBIT C                    Sarnoff License
EXHIBIT D                    Sarnoff Development Agreement
EXHIBIT E-1                  Wave License - Patent License Agreement
EXHIBIT E-2                  Wave License - Service Agreement
EXHIBIT F                    Wave Development Agreement
EXHIBIT G                    Convertible Note